UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2003

PINNACLE ENTERTAINMENT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-13641	95-3667491
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3800 Howard Hughes Parkway, Suite 1800 Las Vegas, Nevada		89109
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including area code: (702) 784-7777

N/A

(Former name or former address, if changed since last report)

Item 5.    Other Disclosure

On September 12, 2003, the Indiana Gaming Commission approved the terms of the settlement agreement settling the shareholder derivative action filed in 2002 against certain of our former and current directors and officers. A copy of our press release regarding this event is being filed as Exhibit 99.1 to this report.

On September 15, 2003, we announced a proposed public offering of $130 million in aggregate principal amount of Senior Subordinated Notes due 2013. We intend to use the net proceeds from the offering to repurchase all of our outstanding 9.5% Senior Subordinated Notes due 2007 through a cash tender offer that was commenced on September 8, 2003 and/or a redemption of notes that are not tendered and accepted for purchase in the tender offer. This statement of intent does not constitute a notice of redemption under the indenture governing the 9.50% Senior Subordinated Notes. A copy of our press release regarding this event is being filed as Exhibit 99.2 to this report.

On September 15, 2003, we filed a prospectus supplement pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, with the Securities and Exchange Commission in connection with the proposed public offering of Senior Subordinated Notes due 2013, including the risk factors relating to our business being filed as Exhibit 99.3 to this report. Exhibit 99.3 is not intended to update or supersede the information in such prospectus supplement, which contains other risk factors relating to the proposed offering of Senior Subordinated Notes due 2013. With respect to such exhibit, unless the context indicates otherwise, all references to “the Company,” “we,” “our,” “ours,” and “us” refer to Pinnacle Entertainment, Inc. and its consolidated subsidiaries.

Some statements in Exhibit 99.3 are forward-looking statements. These statements involve risks, uncertainties and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” and similar expressions are intended to identify forward-looking statements.

Although we believe our plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, we cannot assure you that we will achieve or realize these plans, intentions or expectations, and actual results may differ materially from those that might be anticipated from forward-looking statements. Factors that may cause our actual performance to differ materially from that contemplated by forward-looking statements include, among others, those discussed in Exhibit 99.3. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 7.    Financial Statements and Exhibits

(c)    Exhibits

Exhibit No.	Description

Exhibit 99.1	Press release regarding Indiana Gaming Commission approval of derivative litigation settlement agreement dated September 15, 2003, issued by Pinnacle Entertainment, Inc.

Exhibit 99.2	Press release regarding offering of Senior Subordinated Notes due 2007 dated September 15, 2003, issued by Pinnacle Entertainment, Inc.

Exhibit 99.3	Pinnacle Entertainment, Inc. Risks Relating to Our Business dated September 15, 2003.

SIGNATURE

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC. (Registrant)

Date: September 15, 2003	By:	/s/ STEPHEN H. CAPP

Stephen H. Capp Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Press release regarding Indiana Gaming Commission approval of derivative litigation settlement agreement dated September 15, 2003, issued by Pinnacle Entertainment, Inc.

Exhibit 99.2	Press release regarding offering of Senior Subordinated Notes due 2007 dated September 15, 2003, issued by Pinnacle Entertainment, Inc.

Exhibit 99.3	Pinnacle Entertainment, Inc. Risks Relating to Our Business dated September 15, 2003.